SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                _________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  July 12, 2004

                              JACUZZI BRANDS, INC.
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             (Exact Name of Registrant as Specified in its Charter)





         Delaware                        1-14557                22-3568449
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(State of other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
       Incorporation)                                     Identification Number)




777 S. Flagler Drive, Suite 1100, West Palm Beach, FL            33401
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(Address of Principal Executive Offices)                      (Zip Code)



                                 (561) 514-3838
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

On July 12, 2004, Jacuzzi Brands, Inc. issued a press release to announce the terms of an amendment to its credit facility. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JACUZZI BRANDS, INC.


Date: July 12, 2004               By: /s/ Steven C. Barre
                                  ---------------------------------------------
                                  Name: Steven C. Barre
                                  Title: Senior Vice President, General Counsel
                                         and Secretary